CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH PORTIONS ARE MARKED AS INDICATED WITH BRACKETS (“[***]”) BELOW

FIRST AMENDMENT TO PARTICIPATION AGREEMENT

THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT (this “Amendment”), effective as of August 1, 2019 (“Amendment Effective Date”), is by and between EF SPV, Ltd., a Cayman Islands exempted company incorporated with limited liability (“EFSPV”) and FinWise Bank, a Utah state chartered bank (“FB”).

Recitals

A.    EFSPV and FB entered into that certain Participation Agreement, dated October 15, 2018 (“Original Agreement”).

B.    The Parties mutually wish to amend the Original Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows.

Agreement

1.Definitions.
(a)    Section 1(cc) of the Original Agreement is hereby deleted, in its entirety, and replaced with the following:
“(cc)    “Participation Interest” means, with respect to a Loan, an undivided ninety six percent (96%) participation interest in the Receivables and Collections related thereto.”
(b)    Section 1(ee) of the Original Agreement is hereby deleted, in its entirety, and replaced with the following:
“(ee)    “Participation Percentage” means ninety six percent (96%).”
(c)    Section 1(oo) of the Original Agreement is hereby deleted, in its entirety, and replaced with the following:
“(oo)    “Retained Interest” means, with respect to a Loan, up to an undivided four percent (4%) participation interest in the Receivables and Collections related thereto.”
(d)    Section 1(pp) of the Original Agreement is hereby deleted, in its entirety, and replaced with the following:
“(pp)    “Retained Percentage” means, with respect to a Participated Loan, at least four percent (4%).”

15651.036 4813-6095-6318.1     1

(e)    Except as otherwise set forth herein, all capitalized terms used in this Amendment shall have the same meanings as set forth in Original Agreement. The Agreement means the Original Agreement as amended by this Amendment.
2.Cash Collateral. The reference to [***] ([***]%) in the second to last sentence of Section 2(m) of the Original Agreement is hereby revised to read [***] percent ([***]%).
3.Termination. The reference to [***] percent ([***]%) in Section 17(b)(xi) of the Original Agreement is hereby revised to read [***] percent ([***]%).
4.Form of Daily Remittance Report. The reference to (a) [***] percent ([***]%) in the Form of Daily Remittance Report set forth on Exhibit B is hereby revised to read [***] percent ([***]%) and (b) [***] percent ([***]%) in the Form of Daily Remittance Report set forth on Exhibit B is hereby revised to read [***] percent ([***]%).
5.Form of Monthly Remittance Report. The reference to (a) [***] percent ([***]%) in the Form of Monthly Remittance Report set forth on Exhibit C is hereby revised to read [***] percent ([***]%) and (b) [***] percent ([***]%) in the Form of Monthly Remittance Report set forth on Exhibit C is hereby revised to read [***] percent ([***]%).
6.Entire Agreement. The Original Agreement, as amended by this Amendment, constitutes the entire understanding and agreement among the parties regarding the specific subject matter hereof. Except as specifically amended by this Amendment, the Original Agreement is ratified and confirmed in all respects.
7.Signatures. This Amendment may be executed in multiple counterparts, all of which together shall constitute one and the same instrument. Signatures received by facsimile, PDF file or other electronic format shall be deemed to be original signatures.
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15651.036 4813-6095-6318.1     2

IN WITNESS WHEREOF, the undersigned have executed this Amendment with an effective date as of the Amendment Effective Date.

EF SPV:
EF SPV, Ltd.
By:	/s/ Andrew Dean
Name:	Andrew Dean
Title:	Director

FB:
FinWise Bank
By:	/s/ David Tilis
Name:	David Tilis
Title:	SVP